UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2024

KKR Enhanced US Direct Lending Fund-L Inc.
(Exact name of registrant as specified in its charter)

Delaware	814-01724	99-6101395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 California Street 50th Floor San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

(415) 315-3620
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 7, 2024, KKR Enhanced US EVDL Funding LLC, a wholly-owned subsidiary of KKR Enhanced US Direct Lending Fund-L Inc. (the “Company”), entered into Amendment No. 1 (the “First Amendment”) to the Loan and Servicing Agreement, dated April 1, 2024, by and among KKR Enhanced US EVDL Funding LLC, as borrower, the Company, as collateral manager, Citibank, N.A., as administrative agent and as joint lead arranger, each of the lenders from time to time party thereto, The Bank of New York Mellon Trust Company, National Association, as collateral agent, as collateral custodian and as account bank, and KKR Capital Markets LLC, as joint lead arranger. The First Amendment provides for, among other things, a decrease to the applicable margin.

The description above is only a summary of the material provisions of the First Amendment and is qualified in its entirety by reference to a copy of the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

On October 1, 2024, the Company issued and sold 24,120 shares of the Company’s common shares of beneficial interest (the “Shares”) (with the final number of common shares issued being determined on October 9, 2024) pursuant to a subscription agreement entered into with KKR Enhanced US Direct Lending Fund-L Holdings L.P. (the “Subscriber”) for aggregate consideration of $25.00 million.

The offer and sale of the Shares were conducted in connection with the Company’s continuous private offering of Shares (the “Private Offering”) in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act, Regulation D promulgated thereunder and/or Regulation S under the Securities Act.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

10.1
Amendment No. 1 to the Loan and Servicing Agreement, dated October 7, 2024, by and among KKR Enhanced US EVDL Funding LLC, as borrower, the Company, as collateral manager, Citibank, N.A., as administrative agent and as joint lead arranger, each of the lenders from time to time party thereto, The Bank of New York Mellon Trust Company, National Association, as collateral agent, as collateral custodian and as account bank, and KKR Capital Markets LLC, as joint lead arranger.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR ENHANCED US DIRECT LENDING FUND-L INC.

Date: October 10, 2024	By:	/s/ Thomas Murphy
Thomas Murphy
Chief Financial Officer